                                  SCHEDULE 14C
                                 (Rule 14c-101)
                  Information Required in Information Statement

                            Schedule 14C Information

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement

                         MassMutual Institutional Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
       1)  Title of each class of securities to which transaction applies:

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       2) Aggregate number of securities to which transaction applies:

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       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

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

                         MASSMUTUAL INSTITUTIONAL FUNDS
                                1295 State Street
                        Springfield, Massachusetts 01111

                              MassMutual Prime Fund
                         MassMutual Short-Term Bond Fund
                            MassMutual Core Bond Fund
                            MassMutual Balanced Fund
                           MassMutual Core Equity Fund
                     MassMutual Small Cap Value Equity Fund
                         MassMutual Indexed Equity Fund
                      MassMutual International Equity Fund


                              INFORMATION STATEMENT

                               General Information

         This information statement, which is first being mailed on or about April 2, 1999, is distributed in connection with action taken by written consent of the Majority Shareholder (as defined below) of the MassMutual Prime Fund (the "Prime Fund"), MassMutual Short-Term Bond Fund (the "Short-Term Bond Fund"), MassMutual Core Bond Fund (the "Core Bond Fund"), MassMutual Balanced Fund (the "Balanced Fund"), MassMutual Core Equity Fund (the "Core Equity Fund"), MassMutual Small Cap Value Equity Fund (the "Small Cap Value Fund"), MassMutual Indexed Equity Fund (the "Indexed Equity Fund") and MassMutual International Equity Fund (the "International Equity Fund"), each a series (and also referred to herein as a "Fund") of the MassMutual Institutional Funds (the "Trust"), which will be effective on or about May 3, 1999, all as more fully described below. THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Trustees have set February 1, 1999 (the "Record Date") as the record date for determining the number of shares and the shareholders of each Fund entitled to give consent and to receive this information statement. On the Record Date the number of outstanding shares of each Fund was as follows: Prime Fund 1,959,486.321; Short-Term Bond Fund 27,579,380.785; Balanced Fund 56,714,165.985; Core Equity Fund 189,861,828.315; Core Bond Fund 61,032,726.943;
Small Cap Value Fund 48,213,419.864; Indexed Equity Fund 31,349,768.242; and International Equity Fund 57,558,888.159. To the Trust's knowledge, on the Record Date the Trustees and Officers of the Trust owned less than 1% of each Fund's outstanding shares. Information concerning the shareholders who were known to be the beneficial owners of more than 5% of any Fund's shares as of the Record Date is set forth below.

Name and Address of            Name of Fund and Number of       Percent of
Beneficial Owner               Shares Beneficially Owned        Fund's Shares
--------------------------     --------------------------       -------------
Massachusetts Mutual Life      Prime Fund                           92.67%
Insurance Company              Short-Term Bond Fund                 100%
1295 State Street              Core Bond Fund                       99.94%
Springfield, MA 01111          Balanced Fund                        94.47%
("MassMutual", or              Core Equity Fund                     99.98%
the "Majority Shareholder")    Small Cap Value Fund                 99.94%
                               Indexed Equity Fund                  99.83%
                               International Equity Fund            99.95%



         The address of the Majority Shareholder listed above is 1295 State Street, Springfield, Massachusetts 01111.

         As described more fully below, the Trustees have proposed taking the following actions:


           Proposal                                   Affected Funds
           --------                                   --------------

(1) Approval of new Investment               Core Bond Fund, Core Equity Fund,
    Management Agreements                    Small Cap Value Fund and Balanced
    reflecting increased                     Fund
    investment advisory fees
    paid to MassMutual

(2) Approval of amendment to                 All Funds
    Administrative and
    Shareholder Services Agreements

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), the approval of new Investment Management Agreements requires approval by both the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or MassMutual, and the shareholders of the relevant Fund. The Administrative and Shareholder Services Agreements require approval of the shareholders and a majority of Trustees, including a majority of Trustees who are not "interested persons" of the Trust or MassMutual, for any amendments, although such approval is not required by the 1940 Act for such agreements.

         Proposals (1) and (2) were approved on February 1, 1999 by the Trustees, including a majority of those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the proposals (the "Independent Trustees"). The Majority Shareholder has approved the Proposals by written consent, which will be effective on or about May 3, 1999.

         A copy of each Fund's Annual Report for the most recent fiscal year for which it is available and a copy of each Fund's Semi-Annual Report for any subsequent period are available without charge upon request and may be obtained by calling 1-888-743-5274 or by writing the Trust at the address above.

                                  PROPOSAL (1)

                APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS
                          BETWEEN TRUST AND MASSMUTUAL
                       (Core Bond Fund, Core Equity Fund,
                  Small Cap Value Fund and Balanced Fund only)

           Description of Existing Investment Management Agreements
           --------------------------------------------------------

         MassMutual is the investment manager of the Core Bond Fund, Core Equity Fund, Small Cap Value Fund and Balanced Fund pursuant to separate, substantially identical, Investment Management Agreements with the Trust on behalf of each such Fund (the "Existing Management Agreements"). The Existing Management Agreements were last approved by MassMutual as the sole initial shareholder of the Trust on September 26, 1994 in connection with the commencement of the Trust's operations. The Existing Management Agreements were last approved, in person, by the Board of Trustees, including a majority of those members of the Board who are not parties to the Existing Management Agreements or "interested persons" of any such party, at a meeting called for the purpose of voting on such approval on May 4, 1998.

         Under the terms of the Existing Management Agreements, MassMutual acts as investment adviser and manager to each of the Funds subject to such general or specific instructions as may be given by the Board of Trustees. The terms of the Existing Management Agreements permit MassMutual to enter into investment sub-advisory agreements for the provision of investment advisory services to each of the Funds. Under the Existing Management Agreements, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

         An Existing Management Agreement may be terminated: (1) by the Trust at any time without penalty on 60 days' notice, provided that such termination has been directed or approved by a majority of all of the Trustees of the Trust then in office or by majority vote of the shares of the relevant Fund; or (2) for cause by the Trust or MassMutual, or with the consent of the parties and the Trust, at any time without penalty, upon 60 days' written notice to the other party and the Trust. In addition, the Existing Management Agreements automatically terminate: (1) unless their continuance is specifically approved, at least annually, by the affirmative vote of a majority of the Board of Trustees, which vote shall include a majority of the Board members who are not "interested persons" of the Trust or of MassMutual, or by the affirmative vote of a majority of each Fund's shares; or (2) upon assignment thereof.

         For its services rendered under the Existing Management Agreements, MassMutual is paid at an annual rate of the average daily net assets of each Fund as follows: .45% for the Core Bond Fund, the Balanced Fund and the Core Equity Fund; and .55% for the Small Cap Value Fund. For the fiscal year ended December 31, 1998, the Funds paid the following amounts as investment advisory fees to MassMutual pursuant to the Existing Management Agreements:

                           Gross Investment      Amount of            Net
Fund                     Advisory Fees Earned   Fees Waived        Fees Paid
----                     --------------------   -----------        ---------

Core Bond Fund             $   2,419,080             0          $    2,419,080
Balanced Fund                  3,182,481             0               3,182,481
Core Equity Fund              15,182,885             0              15,182,885
Small Cap Value Fund           3,775,176             0               3,775,176


Total for Four Funds       $  24,559,622        $    0          $   24,559,622
                           =============        ============    ==============

         The Trust is required under applicable regulations of the Securities and Exchange Commission to provide the management fee schedules of other mutual funds managed by MassMutual that have investment objectives similar to those of the Funds. Accordingly, the following table provides this information, notwithstanding MassMutual's belief that the management fee schedules of these mutual funds may not be comparable to those of the Funds. MassMutual has agreed to bear expenses (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) of MML Managed Bond, MML Blend Fund, MML Equity and MML Small Cap Value Equity Fund in excess of .11% of the average daily net asset value through April 30, 2000.

                                  Net Assets as of
MML Series Investment Fund        December 31, 1998       Fee Schedule

MML Managed Bond Fund                $254,108,680     .50% of the first $100
(similar to Core Bond Fund)                           million; .45% of the next
                                                      $200 million, .40% of the
                                                      next $200 million and .35%
                                                      of any excess over $500
                                                      million.

MML Blend Fund (similar to         $2,814,688,910     .50% of the first $100
Balanced Fund)                                        million; .45% of the next
                                                      $200 million, .40% of the
                                                      next $200 million and .35%
                                                      of any excess over $500
                                                      million.

MML Equity Fund (similar           $2,938,107,464     .50% of the first $100
to Core Equity Fund)                                  million; .45% of the next
                                                      $200 million, .40% of the
                                                      next $200 million and .35%
                                                      of any excess over $500
                                                      million.

MML Small Cap Value                   $10,442,184     .65% of the first $100
Equity Fund (similar to                               million, .60% of the next
Small Cap Value Fund)                                 $200 million, .55% of the
                                                      next $200 million, and
                                                      .50% of any excess over
                                                      $500 million.

Description of Proposed New Investment Management Agreements
------------------------------------------------------------

         As indicated above, the Trustees of the Trust are proposing that shareholders of each of the Core Bond Fund, the Core Equity Fund, the Small Cap Value Fund and the Balanced Fund approve a new Investment Management Agreement (each, a "New Management Agreement") between the Trust and MassMutual, to be effective on May 3, 1999. The New Management Agreements will be identical to the Existing Management Agreements other than with respect to their effective dates and the schedule of management fees to be paid thereunder, which fees will be increased in each instance. A form of the New Management Agreement is attached to this information statement as Exhibit A.

         For its services rendered under the New Management Agreements, MassMutual will be paid at an annual rate of the average daily net assets of each Fund as follows: .48% for the Core Bond Fund and the Balanced Fund, .50% for the Core Equity Fund and .58% for the Small Cap Value Fund. The following table sets forth for each of the four Funds the actual management fees paid to MassMutual during the fiscal year ended December 31, 1998 under the Existing

Management Agreements and the fees that would have been paid to MassMutual during such fiscal year had the New Management Agreements been in effect:


                                                            Percentage Increase
                                                            -------------------
                                          Fee That Would   in Fees Per Proposed
                                          --------------   --------------------
    Fund             Actual Fee Paid      Have Been Paid       New Agreement
    ----             ---------------      --------------       -------------

Core Bond Fund         $2,419,080           $2,580,352             6.67%

Balanced Fund           3,182,481            3,394,647             6.67%

Core Equity Fund       15,182,885           16,869,872            11.11%

Small Cap Value         3,775,176            3,981,094             5.45%
Equity Fund

         Investors in each of these four Funds will pay certain fees and expenses in connection with their investment. These fees and expenses will vary depending on the Fund in which the investment is made and the class of shares that are purchased. The fee tables below show two categories of expenses, Shareholder Fees and Annual Fund Operating Expenses, on a class by class basis for each Fund. "Annual Fund Operating Expenses" refers to the costs of operating the Funds. These costs are deducted from a Fund's assets, which means the shareholders pay them indirectly. "Shareholder Fees" refers to fees paid directly from a shareholder's investment. As the tables indicate, holders of Class A shares may pay a direct fee of 1.00% as a contingent sales charge. Effective May 3, 1999, this charge will be eliminated. None of the other classes involves any direct fee paid by Shareholders.

Class S Shares

This table compares the fees and expenses that an investor may pay by investing in the Class S shares of the Funds under the Existing Management Agreements with those fees and expenses that might be paid under the New Management Agreements. The table also reflects the different fees and expenses that an investor may pay as a result of new fees payable effective May 3, 1999 under the Administrative and Shareholder Services Agreements, which are described in the next section.

                                       Existing Management and                       New Management and
                                       -----------------------                       ------------------
                                     Administrative Fee Structure               Administrative Fee Structure
                                     ----------------------------               ----------------------------

                                                              Small                                        Small
                                                              Cap                                          Cap
                           Core                   Core        Value       Core                   Core      Value
                           Bond        Balanced   Equity      Equity      Bond        Balanced   Equity    Equity
                           Fund        Fund       Fund        Fund        Fund        Fund       Fund      Fund
Shareholder Fees
(fees paid directly
from your investment)      None        None       None        None        None        None       None      None


Annual Fund
Operating Expenses
(expenses that are
deducted from Fund
assets) (% of
average net assets)


Management Fees(1)         .45%        .45%       .45%        .55%        .48%        .48%       .50%      .58%


Service (Rule 12b-1)
Fees                       None        None       None        None        None        None       None      None


Other Expenses(2)         .0954%      .0933%     .0891%      .0934%      .11%        .10%       .08%      .10%


Total Annual Fund
Operating Expenses(3)     .5454%      .5433%     .5391%      .6434%      .59%        .58%       .58%      .68%

(1) Management Fees reflected under the heading "Existing Management and Administrative Fee Structure" are based on the Funds' 1998 fiscal year and, therefore, reflect the existing fees under the Existing Management Agreements. Management Fees reflected under the heading "New Management and Administrative Fee Structure" are based upon expenses for the 1999 fiscal year, as restated to give effect to the proposed increase in fees under the New Management Agreements as of May 3, 1999.

(2) Other Expenses reflected under the heading "Existing Management and Administrative Fee Structure" are based on the Funds' 1998 fiscal year and, therefore, reflect the existing fees under the Administrative and Shareholder Services Agreements. Other Expenses reflected under the heading "New Management and Administrative Fee Structure" are based upon estimated amounts for the 1999 fiscal year, as restated to give effect to the new fees payable effective May 3, 1999 under the Administrative and Shareholder Services Agreements. These new fees are described in detail in the next section.

(3) Employee benefit plans which invest in the Funds through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Funds may also be subject to charges imposed in their administrative services or other agreement with MassMutual.

EXAMPLES. These examples are intended to help compare the cost of investing in the Class S shares of the Funds with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the Class S shares of the Funds for the time periods indicated, that investment earns a 5% return each year and that each Fund's operating expenses remain the same. As with the table above, the examples also compare the costs under the Existing Management and Administrative Fee Structure with those under the New Management and Administrative Fee Structure. Although actual costs may be higher or lower, based on these assumptions an investor's costs would be:

                         Existing Management and                       New Management and
                         -----------------------                       ------------------
                       Administrative Fee Structure               Administrative Fee Structure
                       ----------------------------               ----------------------------

                                                Small                                        Small
                                                Cap                                          Cap
                Core                  Core      Value       Core                   Core      Value
                Bond       Balanced   Equity    Equity      Bond        Balanced   Equity    Equity
                Fund       Fund       Fund      Fund        Fund        Fund       Fund      Fund
1 year          $56        $56        $55       $66         $60         $59        $59       $69

3 years         $175       $174       $173      $206        $189        $186       $186      $218

5 years         $305       $304       $301      $359        $329        $324       $324      $379

10 years        $684       $681       $676      $802        $738        $726       $726      $847

Since the Class S shares do not impose any shareholder fees, the figures shown would be the same whether an investor sold his or her shares at the end of a period or kept them.

Class Y Shares

This table compares the fees and expenses that an investor may pay by investing in the Class Y shares of the Funds under the existing Management Agreements with those fees and expenses that might be paid under the New Management Agreements. The table also reflects the different fees and expenses that an investor may pay as a result of the new fees payable effective May 3, 1999 under the Administrative and Shareholder Services Agreement, which are described in the next section.

                                       Existing Management and                       New Management and
                                       -----------------------                       ------------------
                                     Administrative Fee Structure               Administrative Fee Structure
                                     ----------------------------               ----------------------------

                                                              Small                                        Small
                                                              Cap                                          Cap
                              Core                  Core      Value       Core                   Core      Value
                              Bond       Balanced   Equity    Equity      Bond        Balanced   Equity    Equity
                              Fund       Fund       Fund      Fund        Fund        Fund       Fund      Fund
Shareholder Fees (fees paid   None       None       None      None        None        None       None      None
directly from your
investment)

Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
(% of average net assets)

Management Fees(1)            .45%       .45%       .45%      .55%        .48%        .48%       .50%      .58%

Service (Rule 12b-1) Fees     None       None       None      None        None        None       None      None

Other Expenses(2)             .29%       .31%       .30%      .30%        .16%        .26%       .18%      .20%

Total Annual Fund Operating   .74%       .76%       .75%      .85%        .64%        .74%       .68%      .78%
Expenses(3)

(1) Management Fees reflected under the heading "Existing Management and Administrative Fee Structure" are based on the Funds' 1998 fiscal year and, therefore, reflect the existing fees under the Existing Management Agreements. Management Fees reflected under the heading "New Management and Administrative Fee Structure" are based upon expenses for the 1999 fiscal year, as restated to give effect to the proposed increase in fees under the New Management Agreements as of May 3, 1999.

(2) Other Expenses reflected under the heading "Existing Management and Administrative Fee Structure" are based on the Funds' 1998 fiscal year and, therefore, reflect the existing fees under the Administrative and Shareholder Services Agreements. Other Expenses reflected under the heading "New Management and Administrative Fee Structure" are based upon estimated amounts for the 1999 fiscal year, as restated to give effect to the new fees payable effective May 3, 1999 under the Administrative and Shareholder Services Agreements. These new fees are described in detail in the next section.

(3) Employee benefit plans which invest in the Funds through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Funds may also be subject to charges imposed in their administrative services or other agreement with MassMutual.

EXAMPLES. These examples are intended to help compare the cost of investing in the Class Y shares of the Funds with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the Class Y shares of the Funds for the time periods indicated, that investment earns a 5% return each year and that each Fund's operating expenses remain the same. As with the table above, the examples also compare the costs under the Existing Management and Administrative Fee Structure with those under the New Management and Administrative Fee Structure. Although actual costs may be higher or lower, based on these assumptions an investor's costs would be:


                    Existing Management and                       New Management and
                    -----------------------                       ------------------
                  Administrative Fee Structure                Administrative Fee Structure
                  ----------------------------                ----------------------------
                                              Small                                        Small
                                              Cap                                          Cap
              Core                  Core      Value       Core                   Core      Value
              Bond       Balanced   Equity    Equity      Bond        Balanced   Equity    Equity
              Fund       Fund       Fund      Fund        Fund        Fund       Fund      Fund
1 year        $76        $78        $77       $87         $65         $76        $69       $80

3 years       $237       $243       $240      $271        $205        $237       $218      $249

5 years       $411       $422       $417      $471        $357        $411       $379      $433

10 years      $918       $942       $930      $1,049      $798        $918       $847      $966

Since the Class Y shares do not impose any shareholder fees, the figures shown would be the same whether an investor sold his or her shares at the end of a period or kept them.

Class A Shares

This table compares the fees and expenses that an investor may pay by investing in the Class A shares of the Funds under the Existing Management Agreements with those fees and expenses that might be paid under the New Management Agreements. The table also reflects the different fees and expenses that an investor may pay as a result of new fees payable effective May 3, 1999 under the Administrative and Shareholder Services Agreements, which are described in the next section.


                                    Existing Management and                       New Management and
                                    -----------------------                       ------------------
                                  Administrative Fee Structure               Administrative Fee Structure
                                  ----------------------------               ----------------------------
                                                              Small                                        Small
                                                              Cap                                          Cap
                              Core                  Core      Value       Core                   Core      Value
                              Bond       Balanced   Equity    Equity      Bond        Balanced   Equity    Equity
                              Fund       Fund       Fund      Fund        Fund        Fund       Fund      Fund
Shareholder Fees (fees paid
directly from your
investment)                   None       None       None      None        None        None       None      None

Maximum Sales Charge          None       None       None      None        None        None       None      None
Imposed on Purchases

Maximum Sales Charge          None       None       None      None        None        None       None      None
Imposed on Reinvested
Dividends

Maximum Deferred Sales        1.00%      1.00%      1.00%     1.00%       None        None       None      None
Charge

Exchange Fee                  None       None       None      None        None        None       None      None

Redemption Fee                None       None       None      None        None        None       None      None

Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
(% of average net assets)

Management Fees(1)            .45%       .45%       .45%      .55%        .48%        .48%       .50%      .58%

Service (Rule 12b-1) Fees     .25%       .25%       .25%      .25%        .25%        .25%       .25%      .25%

Other Expenses(2)             .50%       .50%       .50%      .50%        .31%        .41%       .33%      .35%

Total Annual Fund Operating   1.20%      1.20%      1.20%     1.30%       1.04%       1.14%      1.08%     1.18%
Expenses(3)

(1) Management Fees reflected under the heading "Existing Management and Administrative Fee Structure" are based on the Funds' 1998 fiscal year and, therefore, reflect the existing fees under the Existing Management Agreements. Management Fees reflected under the heading "New Management and Administrative Fee Structure" are based upon expenses for the 1999 fiscal year, as restated to give effect to the proposed increase in fees under the New Management Agreements as of May 3, 1999.

(2) Other Expenses reflected under the heading "Existing Management and Administrative Fee Structure" are based on the Funds' 1998 fiscal year and, therefore, reflect the existing fee under the Administrative and Shareholder Services Agreements. Other Expenses reflected under the heading "New Management and Administrative Fee Structure" are based upon estimated amounts for the 1999 fiscal year, as restated to give effect to the new fees payable effective May 3, 1999 under the Administrative and Shareholder Services Agreements. These new fees are described in detail in the next section.

(3) Employee benefit plans which invest in the Funds through MassMutual separate investment accounts may pay additional charges under their group annuity contract or services agreement. Investors who purchase shares directly from the Funds may also be subject to charges imposed in their administrative services or other agreement with MassMutual.

EXAMPLES. These examples are intended to help compare the cost of investing in the Class A shares of the Funds with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the Class A shares of the Funds for the time periods indicated, that investment earns a 5% return each year and that each Fund's operating expenses remain the same. As with the table above, the examples also compare the costs under the Existing Management and Administrative Fee Structure with those under the New Management and Administrative Fee Structure. The first example also assumes that you redeem all of your shares at the end of the periods indicated. Although actual costs may be higher or lower, based on these assumptions an investor's costs would be:


                      Existing Management and                      New Management and
                      -----------------------                      ------------------
                   Administrative Fee Structure               Administrative Fee Structure
                   ----------------------------               ----------------------------
                                               Small                                        Small
                                               Cap                                          Cap
               Core                  Core      Value       Core                   Core      Value
               Bond       Balanced   Equity    Equity      Bond        Balanced   Equity    Equity
               Fund       Fund       Fund      Fund        Fund        Fund       Fund      Fund
1 year         $122       $122       $122      $132        $106        $116       $110      $120

3 years        $381       $381       $381      $412        $331        $362       $343      $375

5 years        $660       $660       $660      $713        $574        $628       $595      $649

10 years       $1,455     $1,455     $1,455    $1,568      $1,271      $1,386     $1,317    $1,432

         Since the Class A Shares do not impose any shareholder fees, the figures shown would be the same whether an investor sold his or her shares at the end of a period or kept them.

         The Trustees, including the independent Trustees, considered various matters in determining the reasonableness and fairness of the New Management Agreements. The Trustees requested and evaluated information provided by MassMutual which, in its opinion, constituted all the information reasonably necessary for the Trustees to form a judgment as to whether the New Management Agreements would be in the best interest of the Core Bond Fund, the Core Equity Fund, the Balanced Fund and the Small Cap Value Fund, respectively (collectively, the "Affected Funds").

         In reaching their decision to approve and recommend that shareholders approve the New Management Agreements, the Trustees evaluated the information and documentation provided by MassMutual and considered such factors as they deemed appropriate. These factors included, among others: (1) the advisory fees and other expenses that would be paid by the Affected Funds as compared to those of similar portfolios managed by other investment advisers; (2) the nature, quality and extent of the portfolio management and non-advisory services furnished by MassMutual to the Affected Funds; (3) MassMutual's need to maintain and enhance its ability to retain and attract capable personnel to serve the Affected Funds; (4) the fact that, with respect to portfolio management services, the New Management Agreements would, except as described herein, have terms and conditions substantially similar to those of the current Management Agreements; (5) the relationship of the proposed increase in investment management fees to the investment management fees of comparable mutual funds and the impact of the New Management Agreements on each Affected Fund's expense ratio; (6) the performance of the Affected Funds; and (7) the increased cost and complexity of providing portfolio management services.

         The Trustees considered that the shareholders of the Affected Funds would be subject under the New Management Agreements to an immediate increase in the management fees. In considering the New Management Agreements, the Trustees placed primary emphasis upon the nature and quality of the services being provided on behalf of the Affected Funds by MassMutual, taking into account the relative complexity of managing the Affected Funds. The

Trustees believe that the New Management Agreements will, over the long term, enable MassMutual to continue to provide high-quality investment advisory services to the Affected Funds at reasonable fee rates and the investment management fee increase will allow MassMutual to provide portfolio management and non-advisory services to the Affected Funds at levels consistent with the increased demands of today's investment advisory marketplace.

         The Trustees considered the payments made or to be made to MassMutual for services other than investment advisory services. The Trustees also took into account the profits of MassMutual in providing services to the Funds and pro forma projections with respect to the total expenses (as a percentage of net assets) expected to be borne by each Fund if the relevant New Management Agreement were adopted by it.

         In considering the proposed fee increase, the Trustees determined that the compensation to be paid to MassMutual under the New Management Agreements is fair and reasonable, and that the New Management Agreements will enable MassMutual to receive fees for its services that are competitive with fees paid by other mutual funds to other investment managers.

                                  PROPOSAL (2)

                   AMENDMENT TO ADMINISTRATIVE AND SHAREHOLDER
                               SERVICES AGREEMENTS

         MassMutual, in addition to being the investment manager of the Funds, also provides administrative and shareholder services to the Trust pursuant to the terms of Administrative and Shareholder Services Agreements with the Trust, on behalf of each of the Funds. For its services under the Administrative and Shareholder Services Agreements, MassMutual earned the following fees from the Funds (other than the Indexed Equity Fund) during the fiscal year ended December 31, 1998 and for the Indexed Equity Fund for the fiscal year ended February 28, 1999 (estimated as of the date hereof):


                                      Class A         Class Y         Class S
                                      -------         -------         -------

Prime Fund                             $  563          $1,123       $  196,947
Short-Term Bond Fund                   $  601          $  693       $  200,568
Core Bond Fund                         $  658          $  806       $  417,358
Balanced Fund                          $  804          $1,093       $  549,081
Core Equity Fund                       $1,018          $1,228       $2,621,067
Small Cap Value Fund                   $  887          $1,134       $  532,878
International Equity Fund              $  655          $  817       $  484,690
Indexed Equity Fund                    $  819          $1,140       $  882,486

         Among other things, the Administrative and Shareholder Services Agreements for the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, Core Equity Fund, Small

Cap Value Fund and International Equity Fund currently require that shareholders of the relevant Fund approve any amendments thereto. In addition, the Administrative and Shareholder Services Agreements for all of the Funds currently (i) require that Trustees of the relevant Fund approve any amendments thereto and (ii) provide that the Agreements terminate automatically upon their "assignment" as defined in the 1940 Act. The proposed amendment to each of the Administrative and Shareholder Services Agreements would (i) delete the Trustee approval requirement and (ii) delete the provision terminating the Agreement upon its assignment, and the proposed amendment to the Administrative and Shareholder Services Agreements for each Fund, other than the Indexed Equity Fund, also deletes the shareholder approval requirement. The Administrative and Shareholder Services Agreement for the Indexed Equity Fund does not contain a shareholder approval requirement.

         The Trustees of the Trust reviewed and approved the proposed amendment to each of the Administrative and Shareholder Services Agreements in person at a meeting on February 1, 1999, and have directed that they be submitted to the shareholders of all of the Funds for their approval. In making this recommendation, the Trustees considered that the 1940 Act does not require that shareholders approve amendments to such types of agreements, or that such agreements terminate automatically upon their assignment. The Trustees also considered the potential costs that a Fund might incur if it were required to obtain shareholder approval to amend the Agreement in the future or if it had to procure a new Agreement in the event that an assignment did occur. The Majority Shareholder has approved this action by written consent.

         In addition to the changes listed above, the Trustees have approved a change in the fees payable to MassMutual under the Administrative and Shareholder Services Agreements effective May 3, 1999*. Shareholder approval of these fee changes is not required. The following table sets forth the existing fee rate under each such agreement, as well as the new fee rate approved by the Trustees, effective May 3, 1999*.


                                        Existing Fee                          New Fee Effective May 3, 1999
                                 (% of average net assets)                      (% of average net assets)
                                 -------------------------                      -------------------------
                            Class A        Class Y         Class S        Class A         Class Y        Class S
Prime Fund                 .4823%          .0823%         .0777%          .3323%         .1823%          .0823%
Short-Term Bond Fund       .4767%          .1767%         .0777%          .3167%         .1667%          .1167%
Core Bond Fund             .4832%          .1832%         .0777%          .2932%         .1432%          .0932%
Balanced Fund              .4852%          .2852%         .0777%          .3952%         .2452%          .0852%
Core Equity Fund           .4875%          .2875%         .0777%          .3175%         .1675%          .0675%
Small Cap Value Fund       .4845%          .2845%         .0777%          .3345%         .1845%          .0845%
Indexed Equity Fund        .7688%          .3888%         .3588%          .5345%         .3845%          .3545%
International Equity
Fund                       .4752%          .1752%         .0774%          .2952%         .1452%          .1152%

* The change in the fees payable to MassMutual under the Administrative and Shareholder Services Agreement for the Indexed Equity Fund will become effective April 6, 1999.

                               RELATED INFORMATION

Underwriter
-----------

         Effective May 3, 1999, the Trust's principal underwriter will be MML Distributors, LLC, ("MML Distributors"), whose address is 1414 Main Street, Springfield, MA 01144. MML Distributors will provide distribution services to the Trust pursuant to a General Distributor's Agreement effective May 3, 1999. MML Distributors is an indirect, majority owned subsidiary of MassMutual. The Trust's principal underwriter is currently OppenheimerFunds Distributor, Inc., an indirect, wholly-owned subsidiary of MassMutual. The Trust did not make any payments to OppenheimerFunds Distributor, Inc. for the fiscal year ended December 31, 1998.

Affiliated Broker Transactions
------------------------------

         The brokerage commissions paid by the Funds for the fiscal year ended December 31, 1998 were as follows: Balanced Fund $212,554.36; Core Equity Fund $1,030,560.95; Small Cap Value Fund $638,429.88; and International Equity Fund $2,377,044.12. Approximately $8,193, or .19%, of the brokerage commissions paid by the Funds for the fiscal year ended December 31, 1998 were paid to Jefferies & Co., Inc. ("Jefferies") and Advest, Inc. ("Advest"). Jefferies and Advest are wholly-owned subsidiaries of a company for which one Trustee serves as a director.

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

         As of the record date, MassMutual, a mutual life insurance company organized in 1851 under the laws of the Commonwealth of Massachusetts whose principal executive offices are located at 1295 State Street, Springfield, Massachusetts 01111, owned, through certain of its separate investment accounts and/or its provision of seed money and other capital contributions for the Trust, 100% of the Class A and Class S shares of each Fund. The table on page 2 sets forth information relating to those persons known to the Trust who beneficially own more than 5% of the shares of each of the Funds.

MassMutual
----------

         Listed below are the names and principal occupations of the Directors of MassMutual and of MassMutual's principal executive officer, all of whose addresses are the same as that of MassMutual.


Name                        Position with MassMutual and Principal Occupation

Roger G. Ackerman           Director of MassMutual; Chairman and Chief Executive
                            Officer, Corning Incorporated (manufacturer of specialty materials, communication equipment, and consumer products)

James R. Birle              Director of MassMutual; Founding Chairman of
                            Resolute Partners, Inc.

Gene Chao                   Director of MassMutual; President and Chief
                            Executive Officer, Computer Projections, Inc.

Name                        Position with MassMutual and Principal Occupation

Patricia D. Dennis          Director of MassMutual; Senior Vice President and
                            Assistant General Counsel, SBC Communications, Inc.
                            (telecommunications)

Anthony Downs               Director of MassMutual; Senior Fellow, Brookings
                            Institution (non-profit policy research center)

James L. Dunlap             Director of MassMutual; Retired (since 1998); Former
                            President and Chief Operating Officer, Ocean Energy,
                            Inc. (oil exploration)

William B. Ellis            Director of MassMutual; Senior Fellow at Yale
                            University

Robert M. Furek             Director of MassMutual; Partner (since 1997),
                            Resolute Partners, LLC (private merchant bank)

Charles K. Gifford          Director of MassMutual; Chairman and Chief Executive
                            Officer of Bank of Boston Corporation; Chief
                            Executive Officer of The First National Bank of
                            Boston

William N. Griggs           Director of MassMutual; Managing Director, Griggs &
                            Santow, Inc. (business consultants)

George B. Harvey            Director of MassMutual; Retired (since 1996); Former
                            Chairman, President and Chief Executive Officer,
                            Pitney Bowes, Inc. (office machines manufacturer)

Barbara Barnes Hauptfuhrer  Director of MassMutual; Director, The Great Atlantic
                            and Pacific Tea Company, Inc. (operator of retail food stores), Knight-Ridder, Inc. (publisher of daily newspapers and operator of cable television and business information systems), Raytheon Company (manufacturer of electronic equipment), Alco Standard Corp. (diversified manufacturer and distributor)

Sheldon B. Lubar            Director of MassMutual; Chairman, Lubar & Co.,
                            Incorporated (investment management and advisory company)

William B. Marx, Jr.        Director of MassMutual; Retired (since 1996); Former
                            Senior Executive Vice President, Lucent
                            Technologies, Inc. (public telecommunications systems and software)

John F. Maypole             Director of MassMutual; Managing Partner of Peach
                            State Real Estate Holding Company (real estate investment company)

Robert J. O'Connell         Director and Chief Executive Officer of MassMutual

Thomas B. Wheeler           Chairman and Director of MassMutual

Alfred M. Zeien             Director of MassMutual; Chairman and Chief Executive
                            Officer, The Gillette Company (manufacturer of personal care products)

         The following officers and/or Trustees of the Trust are also officers, employees or directors of MassMutual: Stuart H. Reese (President of the Trust, Chief Executive Director of MassMutual); Mary Wilson Kibbe (Senior Vice President of the Trust, Executive Director of MassMutual); Stephen L. Kuhn (Vice President and Secretary of the Trust, Vice President and Deputy General Counsel of MassMutual); Charles C. McCobb, Jr. (Vice President of the Trust, Managing Director of MassMutual; Edmond F. Ryan (Vice President of the Trust, Senior Vice

President of MassMutual); Vernon J. Meyer (Vice President of the Trust, Vice President of MassMutual); Mark B. Ackerman (Treasurer of the Trust, Investment Director of MassMutual); Michael D. Hays (Chief Financial Officer of the Trust, Senior Vice President of MassMutual).

                              SHAREHOLDER PROPOSALS

         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit a proposal to be considered for presentation at the next meeting of shareholders should send their written proposals to MassMutual Institutional Funds, 1295 State Street, Springfield, Massachusetts 01111, Attention: Corporate Secretary, so that they are received within a reasonable time before any such meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                       By Order of the
                                       Board of Directors


                                       Stephen L. Kuhn
                                       Vice President and Secretary
Springfield, Massachusetts
April 2, 1999

                                    EXHIBIT A

                                     FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT


     This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Institutional Funds, a Massachusetts business trust (the "Trust"), effective this ______ day of ________ , 1999.

     WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, MassMutual ____________ Fund (the "Fund") is a series of the
Trust;

     WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

     WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1.   General Provision.

The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

     (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

     (b) any other applicable provisions of state or federal law;

     (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

     (d) policies and determinations of the Board of Trustees of the Trust;

     (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

     (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

     The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.   Duties of the Manager.

     (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

     (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

     (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

     (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

     (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3.   Duties of the Trust.

The Trust shall provide the Manager with the following information about the
Fund:

     (a)  cash flow estimates on request;

     (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

     (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and (f) of Section 1 hereof, above.

4.   Compensation of the Manager.

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate [varies by Fund] of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5.   Portfolio Transactions and Brokerage.

     (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

     (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

     (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.   Duration.

Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement shall remain in effect until two years from the date first above written. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.   Termination.

This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause by the Trust or MassMutual, or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty, upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.   Investment Sub-Advisory Contracts.

     (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A (the "Sub-Adviser Agreement") and will be obligated to:

          (1) Furnish continuously an investment program as to those assets of the Trust and the Fund as allocated by the Manager;

          (2) In connection therewith, adhere to such guidelines as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

          (3) Place all orders for the purchase and sale of investments of the Fund.

     (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9.   Disclaimer of Shareholder Liability.

The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10.      Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Manager:   Massachusetts Mutual Life Insurance Company
                     1295 State Street
                     Springfield, MA  01111

If to the Trust:     MassMutual Institutional Funds
                     1295 State Street
                     Springfield, MA 01111
                     Attention: Stephen L. Kuhn,
                     Vice President and Secretary

IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.


                                    MASSACHUSETTS MUTUAL LIFE
                                    INSURANCE COMPANY



                                    By:  ___________________________________


                                    MASSMUTUAL INSTITUTIONAL FUNDS
                                    on behalf of MASSMUTUAL __________ FUND



                                    By:  _____________________________________